UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Jeffrey Cosman – Second Amendment to Employment Agreement

On December 5, 2016, Meridian Waste Solutions, Inc. (the “Company”) and Jeffrey Cosman, the Company’s Chief Executive Officer, entered into that certain Second Amendment to Employment Agreement (the “Cosman Second Amendment”) to that certain Executive Employment Agreement, dated as of March 11, 2016, by and between Mr. Cosman and the Company (as amended, the “Cosman Employment Agreement”).

The Cosman Employment Agreement, as amended by the Cosman Second Amendment, provides that Mr. Cosman may receive an annual equity bonus in the form of options, in accordance with the Company’s 2016 Equity and Incentive Plan (the “Plan”) and subject to the restrictions contained therein, in an amount equivalent to 6% of the value of all acquisitions by the Company or its subsidiaries of substantially all the assets of existing businesses or of controlling interests in existing business entities. The exercise price for such options shall be the closing price of the Company’s common stock on the date of grant, or such higher price as may be required pursuant to the Plan.

Walter H. Hall – Amendment to Employment Agreement

On December 5, 2016 the Company and Walter H. Hall, Jr., the Company’s Chief Operating Officer, entered into that certain Amendment to Employment Agreement (the “Hall Amendment”) to that certain Executive Employment agreement, dated as of March 11, 2016, by and between Mr. Hall and the Company (the “Hall Employment Agreement”).

The Hall Employment Agreement, as amended by the Hall Second Amendment, provides that Mr. Hall may receive an annual equity bonus in the form of options, in accordance with the Plan and subject to the restrictions contained therein, in an amount equivalent to 2% of the value of all acquisitions by the Company or its subsidiaries of substantially all the assets of existing businesses or of controlling interests in existing business entities. The exercise price for such options shall be the closing price of the Company’s common stock on the date of grant, or such higher price as may be required pursuant to the Plan.

Joseph D’Arelli – Amendment to Employment Agreement

On December 5, 2016 the Company and Joseph D’Arelli, the Company’s Chief Financial Officer, entered into that certain Amendment to Employment Agreement (the “D’Arelli Amendment”) to that certain Executive Employment agreement, dated as of November 29, 2016, by and between Mr. D’Arelli and the Company (the “D’Arelli Employment Agreement”).

The D’Arelli Employment Agreement, as amended by the D’Arelli Second Amendment, provides that Mr. D’Arelli may receive an annual equity bonus in the form of options, in accordance with the Plan and subject to the restrictions contained therein, in an amount equivalent to 0.5% of the value of all acquisitions by the Company or its subsidiaries of substantially all the assets of existing businesses or of controlling interests in existing business entities. The exercise price for such options shall be the closing price of the Company’s common stock on the date of grant, or such higher price as may be required pursuant to the Plan.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 1.01 above is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1*	Second Amendment to Executive Employment Agreement, dated December 5, 2016, by and between the Company and Jeffrey Cosman.
10.2*	Amendment to Executive Employment Agreement, dated December 5, 2016, by and between the Company and Walter H. Hall, Jr.

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: December 5, 2016	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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